UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2005

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MIAD SYSTEMS LTD.

(Exact name of registrant as specified in its charter)

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Canada	03-30801	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

43 Riviera Drive, Unit 6

Markham, Ontario, Canada L3R 5J6

(Address of Principal Executive Office) (Zip Code)

(905) 479-0214

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.

Cancellation of  Material Definitive Agreement

On August 9, 2005, MIAD Systems, Ltd. (“MIAD”), cancelled the Asset Purchase Agreement with MIAD Information Systems, Inc. (“MIS”), entered into on May 24,2005 whereby MIS agreed to purchase all of the assets (“Purchased Assets”) of MIAD in exchange for MIS assuming all of the liabilities of MIAD, subject to approval by MIAD shareholders.

Concurrently, the Stock Purchase Agreement executed May 24,2005 whereby Joe Chiddy, In Trust agreed to purchase 1,960,000 common shares from Michael Green, MIAD’s Chief Executive Officer and largest shareholder, and to purchase 490,000 common shares from Adrienne Green, an affiliate of MIAD has also been cancelled.

Item 9.01.

Financial Statements and Exhibits.

(c)

Exhibits

n/a

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MIAD SYSTEMS, LTD. (Registrant)

By: /s/ MICHAEL A. S. GREEN
Michael A. S. Green
President

Date: August 9, 2005

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